                                                                    Exhibit 24.1

                               November 19, 2020

                               POWER OF ATTORNEY

                      FOR SECTION 16 REPORTING OBLIGATIONS

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Sean Cunningham, Constantine Mihas, Ben Daverman and Jeffrey
Wright, signing singly, the undersigned's true and lawful attorney-in-fact to:
(i) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director and/or owner of greater than 10% of the outstanding shares of Class A common stock of Maravai LifeSciences Holdings,
Inc., a Delaware corporation (the "Company"), Forms 3, 4 and 5 (including any amendments, supplements or exhibits thereto) in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder; (ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5
(including any amendments, supplements or exhibits thereto) and timely file such form with the United States Securities and Exchange Commission (the "SEC") and
any stock exchange or similar authority, including the New York Stock Exchange, and including without limitation the filing of a Form ID or any other documents necessary or appropriate to enable the undersigned to file the Form 3, 4 and 5 electronically with the SEC; (iii) seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to each of the undersigned's attorneys-in-fact appointed by this Power of Attorney and ratifies any such release of information; and (iv) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-
in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney- in-
fact may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in- fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

     This Power of Attorney shall remain in full force and effect until the earlier of (i) the date on which the undersigned is no longer required to file
Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company; and (ii) the revocation of this Power of
Attorney by the undersigned in a signed writing delivered to each of such attorneys-in-fact.  This Power of Attorney may be filed with the Commission as a conforming statement of the authority granted herein.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of date first written above.

                                           Signed and acknowledged:

                                           GTCR CO-INVEST XI LP

                                           By: GTCR Investment XI LLC
                                           Its: General Partner

                                           By: /s/ Constantine S. Mihas
                                              ---------------------------
                                           Name: Constantine S. Mihas
                                           Title: Principal

                                           GTCR FUND XI/B LP

                                           By: GTCR Partners XI/B LP
                                           Its: General Partner

                                           By: GTCR Investment XI LLC
                                           Its: General Partner

                                           By: /s/ Constantine S. Mihas
                                              ---------------------------
                                           Name: Constantine S. Mihas
                                           Title: Principal

                                           GTCR FUND XI/C LP

                                           By: GTCR Partners XI/A&C LP
                                           Its: General Partner

                                           By: GTCR Investment XI LLC
                                           Its: General Partner

                                           By: /s/ Constantine S. Mihas
                                              ---------------------------
                                           Name: Constantine S. Mihas
                                           Title: Principal

                                           GTCR PARTNERS XI/B LP

                                           By: GTCR Investment XI LLC
                                           Its: General Partner

                                           By: /s/ Constantine S. Mihas
                                              ---------------------------
                                           Name: Constantine S. Mihas
                                           Title: Principal

                                           GTCR PARTNERS XI/A&C LP

                                           By: GTCR Investment XI LLC
                                           Its: General Partner

                                           By: /s/ Constantine S. Mihas
                                              ---------------------------
                                           Name: Constantine S. Mihas
                                           Title: Principal

                                           GTCR INVESTMENT XI LLC

                                           By: /s/ Constantine S. Mihas
                                              ---------------------------
                                           Name: Constantine S. Mihas
                                           Title: Principal